SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)  JANUARY 25, 1999
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                                NTL INCORPORATED
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               (Exact Name of Registrant as Specified in Charter)


   Delaware                         0-22616                     52-1822078
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(State or Other                   (Commission                  (IRS Employer
Jurisdiction of                   File Number)               Identification No.)
Incorporation)


110 East 59th Street, New York, New York                           10022
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(Address of Principal Executive Offices)                         (Zip Code)

        Registrant's Telephone Number, including area code  (212) 906-8440
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          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events.
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     On January 25, 1999,  Microsoft Corp.  ("Microsoft")  and NTL  Incorporated
("NTL") announced an agreement to jointly develop new, broadband services for delivery to customers in the United Kingdom and Ireland.

     In addition, Microsoft will make a $500 million investment in NTL to accelerate deployment of high-speed voice, video and data services over its national fiber-optic telecommunications networks and to continue the company's rapid introduction of advanced Internet, telephone and cable television services over its broadband facilities. NTL is Britain's leading new-entrant local telecommunications competitor, with more than 1.4 million telephone, cable television and Internet customers.

     Microsoft and NTL will work together closely in the development of new digital services and intend to enter into further agreements regarding software and services as opportunities arise throughout 1999. Specifically, Microsoft and NTL will form a Technology Group to guide the development of new digital services. In recognition of Microsoft's extension of these products and services to NTL, Microsoft will receive 1.2 million five-year warrants to purchase NTL common stock at an exercise price of $84 per share.

     Microsoft has agreed to purchase $500 million of NTL's 5.25 percent convertible preferred stock. The preferred stock is convertible into NTL common stock at a conversion price of $100 per share. The preferred stock is redeemable 10 years from the date of issuance in cash or NTL common stock and may be redeemed by NTL on the earlier of seven years or the date on which NTL's common stock has traded above $120 for 25 consecutive trading days. Dividends are payable at NTL's option in cash, common stock or additional shares of preferred stock. The closing of the purchase of the preferred stock is expected to occur shortly.

     A copy of the press release and Purchase Agreement are attached hereto as exhibits and incorporated herein by reference.

Item 7.   Financial Statements and Exhibits
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          Exhibits

          99.1     Purchase Agreement, dated January 25, 1999

          99.2     Press release, issued January 25, 1999

                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                  NTL INCORPORATED
                                    (Registrant)


                                  By: /s/ Richard J. Lubasch
                                  ----------------------------------------
                                  Name:  Richard J. Lubasch
                                  Title: Senior Vice President-
                                             General Counsel


Dated: January 25, 1999

                                  EXHIBIT INDEX
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Exhibit                                                                  Page
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  99.1    Purchase Agreement, dated January 25, 1999

  99.2    Press release, issued January 25, 1999